UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2018

NRG ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 3, 2018, Pastor Kirbyjon Caldwell withdrew his name from nomination for re-election to the Board of Directors (the "Board") at the Annual Meeting of Stockholders (the “Annual Meeting”) as described in NRG Energy, Inc.’s (the "Company”) Supplement to the Proxy Statement filed with the United States Securities and Exchange Commission on April 5, 2018.  Following the Annual Meeting of the Company on April 26, 2018, Pastor Caldwell’s term as director of the Company expired effective April 26, 2018, and the Board has reduced the size of the Board from twelve (12) to eleven (11) members.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 26, 2018 in Princeton, New Jersey.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a) Proposal 1 — Election of eleven directors

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
E. Spencer Abraham	232,413,348	30,597,944	138,031	18,142,466
Matthew Carter, Jr.	262,817,888	192,461	138,974	18,142,466
Lawrence S. Coben	260,057,118	2,955,720	136,485	18,142,466
Heather Cox	262,888,532	190,947	69,844	18,142,466
Terry G. Dallas	262,689,659	223,625	236,039	18,142,466
Mauricio Gutierrez	260,822,651	2,189,549	137,123	18,142,466
William E. Hantke	259,875,155	3,135,360	138,808	18,142,466
Paul W. Hobby	260,568,285	2,346,286	234,752	18,142,466
Anne C. Schaumburg	259,957,079	3,123,784	68,460	18,142,466
Thomas H. Weidemeyer	259,288,924	3,626,369	234,030	18,142,466
C. John Wilder	262,689,773	257,882	201,668	18,142,466

With respect to the foregoing Proposal 1, all eleven directors were elected and each received the affirmative vote of a majority of the votes cast at the Annual Meeting.

(b) Proposal 2 — Advisory vote on the compensation of the Company’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
259,156,107	3,822,371	170,845	18,142,466

The foregoing Proposal 2 was approved.

(c) Proposal 3 — Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2018 fiscal year

Votes For	Votes Against	Abstentions	Broker Non-Votes
275,060,152	6,107,209	124,428	-

The foregoing Proposal 3 was approved.

(d) Proposal 4 – Stockholder proposal regarding disclosure of political expenditures

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,174,776	167,660,262	4,314,285	18,142,466

The foregoing Proposal 4 was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: April 27, 2018

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